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                                                                   EXHIBIT 10.16


                                  OFFICE LEASE
                            ONE INTERNATIONAL CENTRE

This is a Lease Agreement made and entered into between Diamond Shamrock Leasing, Inc. ("Lessor"), and Medical Science Systems, Incorporated as ("Lessee"), whether one or more.

1.1. THE LEASED PREMISES. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the "Leased Premises" which consists of Lessee's "Office Space" and "Common Area" as defined below.

(a) LESSEE'S OFFICE SPACE. Lessee's "Office Space", to which Lessee shall have exclusive use rights, consists of suite(s) 1350 representing the Office Space outlined and shaded on the floor plan contained in Exhibit A. Such Office Space is located in the office building known as One International Centre ("Office Building") on a tract of land, legally described by lot and block and metes and bounds in Exhibit B. The street address of the Office Building is 100 N.E. Loop 410, San Antonio, Texas 78216-4742. The "Property" shall mean the land, the Office Building, the parking building, the parking areas and all other improvements to the land.

b) COMMON AREA. The "Common Area", to which Lessee shall have non-exclusive use rights, consists of (1) the interior Common Area located in the Office Building, i.e., areas normally accessible to all tenants such as the hallways, stairwells, elevators, lobby, restrooms, and snack bar areas, and (2) the exterior Common Area located outside the Office Building on the above described land, i.e., loading areas, sidewalks, driveways, parking garage, parking areas, and other open areas (if any), subject to paragraph 9.2 on parking.

1 .2.   USE. Lessee's Office Space may be used only for general office purposes. The name of Lessee's business will be Medical Science Systems, Incorporated.

1.3.    RENTABLE AREA.

(a) The term "Rentable Area" as used herein means (i) in a case of a single lessee floor, all floor area measured from the inside surface of the outer glass of the Office Building, excluding only the area ("Service Area") within the outside wall used for building stairs, fire towers, elevator shafts, flues, vents, stacks, pipestacks, and vertical ducts (which areas shall be measured from the mid-point of walls enclosing such areas) but including any Service Area which is for the specific use of Lessee, such as special stairs or elevators, plus a proportionate part of the square footage of the Office Building central areas for providing electrical, mechanical, janitorial, security and mail services as well as the central lobby, central fire exit corridor, and central loading dock ("Central Area"), and (b) in the case of a floor to be occupied by more than one (1) lessee, all floor areas within the inside surface of the outer glass enclosing the space on such floor and measured to the mid-point of the walls separating areas leased by or held for lease to other lessees or from Common Area devoted to public corridors, electrical and telephone rooms, elevators, foyers, restrooms, mechanical, janitor's closet, vending areas, and other similar facilities for the use of all lessees on the particular floor, plus Lessee's proportionate part of such Common Area located on such floor plus a proportionate share of the square footage of the Office Building's Central Area. In the case of both single and multiple tenant floors, telephone, electrical, mechanical, maintenance, janitorial and security rooms not included in the Office Building Central Area, but which serve more than one (1) floor shall be considered Common Area and shall be allocated among lessees whose office spaces are served thereby, regardless of whether such Office Spaces are located on the same floor as the rooms in question. Such allocation shall be made in proportion with the Rentable Areas of all Tenants so served. No deductions from Rentable Area shall be made for columns or projections necessary to the Office Building.

(b) The Rentable Area of the Office Building is approximately two hundred ninety-five thousand twenty-one square feet (295,021 sq.ft.) and the Rentable Area of the Office Space is estimated to be 1,961 and shall be specifically calculated in accordance with the above definition by Lessor or Lessor's architect when floor plans are complete. Upon such determination, the Rentable Area of the Office Space shall be appropriately adjusted to reflect the actual square feet of the Rentable Area of the Office Space as determined by such calculation. The Rentable Area of the
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Office Building shall be subject to further adjustment only in the event of any future expansion or modification of the Office Building.

1.4. USABLE AREA. The term "Usable Area" as used herein means the Rentable Area less Lessee's proportionate part Common Area on a multiple lessee floor and less Lessee's allocation of Central Area.

2.1. BASE RENT AND ADDITIONAL RENTS. Lessee shall pay to Lessor a "Base Rent" of $145,212.05 in total for the initial lease term, which amounts to $1,315.51 per calendar month for months 1 - 12 and $2,696.38 per calendar month for months 13 - 60. Such Base Rent is equivalent to $8.05 per square foot per year for year 1 and $16.50 per square foot per year for years 2 - 5 for Lessee's Rentable Area. "Additional Rent" representing Lessee's prorata share of Office Building Operating Expenses shall be paid in accordance with paragraph 32.1.

3.1. DATE AND PLACE OF PAYMENT. The monthly rent and one-twelfth of Lessee's share of estimated Office Building Operating Expenses under paragraph
32.1 shall be due and payable in advance on the first day of each calendar month without demand. Partial months shall be prorated. All rent and other sums are due and payable in San Antonio, Bexar County, Texas at the address designated by Lessor from time to time. All sums due by Lessee are without right of set-off or deduction. Monies mailed are considered timely paid only if received by Lessor by the due date or if received later than the due date, in an envelope postmarked more than two (2) days before the due date. Rent shall be paid without notice or demand. All other sums shall be due as otherwise provided herein (or upon delivery of written notice in accordance with paragraph 29.1).

3.2. LATE PAYMENTS. If any rent payment or other sum due by Lessee to Lessor is received and accepted by Lessor later than five (5) days after its due date, Lessee shall pay a late charge of five (5%) of such rent payment or other sum. Lessor's acceptance of late rent or other sum shall not constitute permission for Lessee to pay the rent or other sum late thereafter and shall not constitute a waiver of Lessor's remedies for subsequent late payments. Late payment charges are due immediately upon notice or demand. For each returned check, Lessee shall pay all applicable bank charges incurred by Lessor plus $25.00. Payments of any kind received by Lessor on behalf of Lessee may be applied at Lessor's option to non-rent items first, then to rent. Payment of rent by Lessee shall be an independent covenant. If Lessee has not timely paid rentals and other sums due on two or more occasions, or if a check from Lessee is returned for insufficient funds or no account, Lessor may require that all rent and other sums due be paid by cashier's check, certified check, or money order.

3.3. SECURITY DEPOSIT. At the time of execution of this lease, Lessee shall deposit with Lessor $2,696.30 cash to secure performance of Lessee's obligations under this lease. If Lessee fails to pay rent or other sums when due under this lease, Lessor may apply any cash security deposit toward amounts due and unpaid by Lessee. Lessee shall immediately restore the security deposit to its original amount after any portion of it is applied to amounts due and unpaid by Lessee. Lessee acknowledges that Lessor has the right to transfer or mortgage its interest in the property and in this Lease and Lessee agrees that in the event of any such transfer or mortgage, Lessor shall have the right to transfer or assign the security deposit of Lessee to the transferee or mortgagee. Lessee's security deposit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Lessee.

4.1 TERM, COMMENCEMENT, AND ANNIVERSARY. The initial lease term shall start on the commencement date and shall continue for any partial first calendar month plus 60 full calendar months thereafter and shall continue for month-to-month thereafter until Lessor or Lessee gives thirty (30) days prior written notice of termination. The lease commencement date shall be the 1st day of December, 1995 or the date Lessee occupies all or any part of Lessee's Office Space, whichever occurs first. The annual anniversary date of this lease shall be the first day of the first full month following the commencement date of the lease, unless the lease commencement date is the first day of the month. The date rent commences shall be the same day as the above lease commencement date.

4.2. ACKNOWLEDGEMENT OF LEASE. Upon commencement of this lease, Lessor and Lessee shall execute a recordable acknowledgement of this lease in a form which is attached as Exhibit D and which will confirm the commencement date, ending date, annual anniversary date of the lease, Rentable Area and Usable Area in Lessee's Office Space.

4.3. DELIVERY OF POSSESSION. Lessor shall deliver keys and/or access cards or codes and possession of Lessee's Office Space to Lessee on the lease commencement date stated in paragraph 4.1 unless otherwise agreed in writing by the parties. Lessee shall not be liable for rent until Lessor delivers possession of the Leased Premises to Lessee. If there is a delay in delivery of possession, rent shall be abated until Lessee's Office Space is ready for occupancy; and neither Lessor nor Lessor's agents shall otherwise be liable for any damages; and the lease shall not terminate.


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5.1     TENANT FINISH-OUT. Lessor shall provide standard building finish-out, as described in Exhibit E. Lessor shall perform any special construction described in Exhibit E. Costs of tenant finish-out special construction shall be paid for pursuant to such exhibit.

6.1. QUIET POSSESSION. If Lessee is current and in compliance with all of Lessee's obligations under this lease, Lessee shall be entitled to peaceful and quiet possession and enjoyment of Lessee's Office Space, subject to the terms and conditions of this lease. Lessee shall have access to the building parking garage and common parking areas at all times, subject to parking fees and the rules referred to in paragraphs 9.2 and 23.1. Lessor shall make diligent efforts to have all other tenants in the Office Building comply with parking and building rules. Failure of other tenants to comply with such rules shall not be considered a default by Lessor. Construction noise or vibrations shall not be considered a default by Lessor.

7.1. UTILITIES AND SERVICES BY LESSOR. Except where otherwise stated in this lease, Lessor shall pay for and furnish in a timely and diligent manner to Lessee the following utilities and services and no others, subject to paragraph
32.1 regarding Lessee's payment of Lessee's prorata share of Office Building Operating Expenses.

(a) electricity, gas, water and waste water services for Common Area as well as electric lighting service;

(b) air conditioning and heating as reasonably required on a seasonal basis to maintain the average temperature in the Lessee's Office Space at no lower than 68 degrees fahrenheit, but no more than 74 degrees fahrenheit for comfortable use and occupancy under normal office conditions from 7:00 a.m. to 7:00 p.m. on Monday through Friday inclusive, and from 7:00 a.m. to 1:00 p.m. on Saturday upon request, (but not on Sunday, New Year's Day, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas) or during such other times or days as Landlord may reasonably designate;

(c) janitorial service, five (5) day per week (excluding the above holidays);

(d)     electricity for standard office equipment and lighting;

(e)     trash collection services (dumpster or garbage cans);

(f)     pest control services as needed in the reasonable judgment of Lessor;

(g)     landscaping and parking lot maintenance services;

(h)     repair and maintenance services pursuant to paragraph 8.1

(i) replacement of fluorescent light bulbs and ballasts in building standard lighting fixtures (but not incandescent light bulbs for nonstandard fixtures or for Lessee's lamps); and

(j)     elevator service.

7.2. UTILITIES AND SERVICES BY LESSEE. Charges for any services for which Lessee is required to pay from time to time hereunder shall be due and payable within five (5) days after such billing. If Lessee shall fail to make payment for such services in full within three (3) days after Lessor hand delivers to Lessee or to Lessee's representative written notice of Lessor's intent to terminate utilities or services which are furnished by Lessor, then Lessor may terminate such utilities or services after such three (3) day notice period without further notice, and such discontinuance shall not be deemed to constitute an eviction or disturbance of the Lessee's use and possession of the Leased Premises or relieve Lessee from paying rent or performing any of its obligations under this Lease. Lessor reserves the right to submeter electricity and/or water. Any electricity or water submetering shall be billed to and paid by Lessee at Lessor's average cost per KWH or gallon, and no more. If the water bill from the utility company includes waste water charges, Lessee's liability for water submetering shall include corresponding waste water costs (if any).

7.3. INTERRUPTION OF UTILITIES OR SERVICES. Temporary interruption or malfunction of utilities, services, and/or telephones shall not render Lessor liable for damages, rent abatements, or release of any Lessee obligation. Lessor shall use diligent efforts to have such utilities and services restored as soon as reasonably possible. Should interruption of utilities or services render Office Space unusable for three (3) consecutive days, then Lessee's rent shall abate until such utilities or services are restored.

7.4. EXTRA ELECTRICITY. There shall be no extra electricity charges for typewriters, word processors, dictating equipment, adding machines, desk top calculators, lamps, or other standard 110 volt office equipment. However, Lessee shall pay Lessor monthly, as billed, for charges which are separately metered or which Lessor may reasonably compute for electricity utilized by Lessee for the following purposes: x-ray machines, hotplates, electric heaters, 220 volt equipment, computers (other than desktop or word processor computers), or other electrical service not standard for the Office Building.

7.5. EXTRA HEATING OR AIR CONDITIONING. If Lessee requests air conditioning or heating after the hours as set forth in paragraph 7.1(a), Lessor may charge Lessee an hourly fee established from time to time by Lessor for after-hour air conditioning or heating in the Office Building.

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8.1     MAINTENANCE AND REPAIRS BY LESSOR. Except as described herein, Lessor shall maintain the interior of Lessee's Office Space in good repair, at Lessee's expense. Lessor shall use diligence to provide for the reasonable cleaning, maintenance, repair, reconnection of interrupted utilities or services, and landscaping of Common Area, subject to any reimbursement obligations of Lessee under paragraph 8.2. Lessor may rekey at any time without reduction in access to Office Space. Lessor may temporarily close any part of the common facilities if reasonably necessary for repairs or construction. Repairs and maintenance shall be in accordance with applicable governmental requirements.

8.2. MAINTENANCE AND REPAIRS BY LESSEE. Lessee shall promptly reimburse Lessor for Lessor's cost of repairing or replacing damage which is caused inside Lessee's Office Space by Lessee, Lessee's agents, employees, family, or licensees, invitees, visitors, or customers or outside Lessee's Office Space by Lessee or Lessee's employee's, agents, or contractors. Lessor's cost of repair shall include 15% for overhead. Lessor may require advance payment therefor prior to repair or replacement. Lessor shall have right of approval of all repairmen or maintenance personnel. Lessee shall not damage or allow other persons listed above to damage any portion of the Leased Premises. Lessee shall pay for replacement of all incandescent light bulbs and for unstopping any drains or water closets in Lessee's Office Space. If Lessor or Lessee's workmen or contractors are permitted to repair, alter, or modify Lessee's Office Space, Lessee shall warrant that no mechanic's or materialman's lien shall be filed against the Leased Premises. All such work shall be in accordance with applicable governmental requirements.

8.3. TELECOMMUNICATIONS EQUIPMENT. All telecommunications equipment necessary to serve Lessee shall be located in Lessee's Office Space and paid for by Lessee.

9.1. ACCESS, KEYS, LOCKS, AND SECURITY. (a) ACCESS. Lessee shall have access to Lessee's Office Space at all times. Lessor shall have access to Lessee's Office Space at reasonable times for reasonable business purposes.

(b) KEYS. Lessor shall furnish Lessee two (2) keys or access codes or cards for Lessee's Office Space, two (2) keys or access codes or cards for the main exterior entry doors of the Office Building if such door is locked after hours, and two (2) keys or access codes or cards to Lessee's mailbox in the Office Building. A deposit of $10.00 shall be charged for each mailbox key and office key, and access card. Additional or replacement keys or access codes or cards shall be furnished at the same amount charged to all other tenants in the Office Building at the time of Lessee's request. Lessor shall not be liable for risk of loss resulting from Lessee's keys, access codes, or cards being lost or used by unauthorized persons. Lessor reserves the right to rekey or change locks for security reasons if new keys are timely furnished to Lessee.

(c) LOCKS. Lessee may not add locks, change locks, or rekey locks without written permission of Lessor. Locks may be changed at Lessee's request and expense. If locks to the Office Space are changed, Lessor may specify kind and brand of locks, placement, installation, master key compatibility, etc.

(d) SECURITY. Lessor shall have no duty to provide any security services of any kind unless expressly provided in this lease. Lessor shall not be liable to Lessee or Lessee's employees, family, customers, invitees, contractors, or agents for injury, damage, or loss to person or property caused by criminal conduct of other persons, including theft, burglary, assault, vandalism or other crimes. Lessee shall be responsible for locking its Office Space doors when the last person leaves such Office Space for the day.

9.2. PARKING. Lessee shall have the use of seven (7) free unreserved parking spaces (one (1) space for each three hundred square feet (300 sq. ft.) of Rentable Area of the Leased Premises) in the parking garage. Lessor shall have sole control over parking and the parking building and parking areas. Parking rules are contained in attached Exhibit F-1. If vehicles are parked in violation of Lessor parking rules or in violation of state statutes, Lessor may exercise vehicle removal remedies under Articles 6701 g-1 and 6701 g-2 of the Texas Civil Statutes upon compliance with statutory notice. There shall be no reserved parking spaces unless agreed in writing by Lessor.

10.1. OCCUPANCY, NUISANCE, AND HAZARDS. Lessee's Office Space shall be occupied only by Lessee or Lessee's employees and shall not be left entirely vacant or used exclusively for storage. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors, and contractors shall comply with all federal, state, and local laws relating to occupancy or to criminal conduct while such persons are on the Leased Premises. Lessee and the persons listed above shall not (1 ) use, occupy, or permit the use or occupancy of the Leased Premises for any purpose which is directly or indirectly forbidden by such laws or which may be dangerous to life or property, (2) permit any public or private nuisance, (3) disturb the quiet enjoyment of other tenants, (4) do anything which might emit offensive odors or fumes, (5) make undue noise or vibrations,
(6) permit anything which would cancel insurance coverage or increase the insurance rate on the Office Building or contents, (7) otherwise damage the Leased Premises.


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11.1    TAXES. Lessor shall be responsible for payment of all taxes and assessments against the Office Building subject to Lessee's obligation to pay Lessor for Lessee's share thereof, on a prorata square ft. basis, as additional rent pursuant to paragraph 32-1. Lessee shall timely pay any taxes assessed against Lessee's furniture, equipment, fixtures, or other personal property in Lessee's Office Space.

12.1. INSURANCE. Lessor and Lessee shall comply with the respective insurance obligations as set forth below:

(a) LESSOR. Lessor, at its option, may maintain (1) fire and extended coverage insurance, including vandalism and malicious mischief, on the office building, and (2) comprehensive general liability insurance. If Lessor elects to so insure, the amounts shall be as Lessor may deem reasonably appropriate. Lessor shall have no responsibility to maintain fire and extended coverage insurance on Lessee's contents.

(b) LESSEE. Lessee shall carry insurance from the first day of Lessee's occupancy and then during the entire occupancy hereof insuring Lessee and Lessor as their interests may appear with terms and coverages and by companies satisfactory to Lessor, and with such increases in limits as Lessor may from time to time request, but initially Lessee shall maintain the following coverages in the amounts as follows:

        (i) in case of personal injury to or death of any person or persons, not less than $1,000,000.00 for each injury or death to a person and $1,000,000.00 for each incident involving personal injury or death of person, and, in the case of property damage, not less than $1,000,000.00 for one occurrence; and

        (ii) in case of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Office Space which are beyond those tenant improvements initially provided by Lessor, as per Exhibit E, and all office furniture, trade fixtures, office equipment, merchandise, and all other items of Lessee's property on the Leased Premises.

(c) WAIVER OF SUBROGATION. Upon written request after signing this lease, but before any loss or damage occurs, Lessor may require that Lessee's fire/casualty and liability insurance policy provide a waiver for all right of recovery by way of subrogation in connection with any loss or damage covered by such insurance policies. Notwithstanding the foregoing, if such waiver of subrogation is not incorporated into the policy and cannot be procured or if it can be procured only with an additional premium charge, such party shall furnish to the other party written evidence from the insurance company or insurance agent, verifying that such waiver is (1) not obtainable or (2) not obtainable without extra charge. Thereafter, within a reasonable time after receiving such notice, the party for whose benefit the waiver is sought may (1) agree to pay any additional charge necessary to obtain the waiver of subrogation or (2) place the insurance with a company which is reasonably satisfactory to the other party and its mortgagees with a policy of the same terms and coverage, the extra cost of which will be entirely borne by the party for whose benefit the waiver of subrogation is sought.

(d) INSURANCE CERTIFICATES. Lessee shall provide Lessor with a certificate of Lessee's insurance as required prior to the date Lessee initially occupies Lessee's Office Space or any portion thereof. Lessor and Lessor's managing agent (if any) shall be named as additional insureds on Lessee's liability insurance policy. Upon written request by Lessor, changes in the name of Lessor or Lessor's managing agent shall be reflected on such certificate. Upon written request, Lessee shall furnish to Lessor copies of the policies of insurance referred to in this lease, including any waivers of subrogation, or satisfactory evidence of same.

(e) NOTICE FROM LESSEE'S INSURANCE CARRIER. All policies of insurance to be provided by Lessee shall contain a provision (to the extent legally permitted) that the insurance company shall give Lessor thirty (30) days' written notice in advance of (1) any cancellation or non-renewal of the policy, (2) any reduction in the policy amount, and (3) any deletion of additional insureds.

12.2. MUTUAL RELEASES. (a) To the extent that the coverage of their respective insurance policies are not adversely affected, Lessor and Lessee release each other and their respective officers, directors, employees, and agents from any claims for loss or damage to any person or property on the Leased Premises which is caused by or which results from risks insured against under insurance policies carried by Lessor or Lessee and in force at the time of any such loss or damage. The foregoing release shall not apply to property losses or damages in excess of policy limits or to losses or damages not covered by insurance due to a deductible clause in the policy.

12.3. HOLD HARMLESS. (a) Except to the extent caused by the gross negligence or willful misconduct of Lessor, its employees, duly authorized agents, licensees, contractors, servants, or invitees, Lessee hereby waives any and all claims against Lessor for (i) any death of or injury of person or damage to property due to the condition or design of or any defect

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in the Property or any attached mechanical systems and equipment which may exist or occur, or any defect in or failure of pipes or wiring, or the backing up of drains or to the bursting or leaking of pipes, faucets and plumbing fixtures, or to gas, water, steam, electricity or oil leaking, escaping or flowing into the Office Space, (ii) any damage caused by other persons on the Property, and (iii) any damage caused by private, public or quasi-public construction or other work on about or adjoining the Property. Lessee for itself and its agents, employees, licensees, servants, and invitees, expressly assume such risks of death or injury to person or damage to Property resulting from the condition of the Property.

        Lessee hereby defends and indemnifies Lessor and holds Lessor harmless from any damage to any property, or injury or death of any person arising from any event, regardless of cause, including, without limitations, the negligence of Lessor, its employees, duly authorized agents, licensees, contractors, servants or invitees (except as hereinafter provided), which occurs within the Office Space (and outside the Office Space if caused by gross negligence or willful misconduct of Lessee or Lessee's agents, licensees, employees, servants, and invitees) including without limitation, reasonable attorneys fees, investigation costs, and all other reasonable costs and expenses incurred by Lessor following the first notice that any claim or demand has been made or may be made against Lessor unless such damage or injury results from the gross negligence or willful misconduct of Lessor, its employees, duly authorized agents, licensees, contractors, servants, or invitees and then only to the extent not collectable by insurance carried under Lessee.

(c) If Lessor is made a party to any litigation commenced by or against Lessee or relating to this Lease or Lessee's use of the Office Space, the Leased Premises or the Property, and in any such litigation Lessor is adjudicated not to have any legal responsibility by reasons of its gross negligence or willful misconduct, then Lessee shall pay all costs and expenses, including reasonable attorneys fees and costs, incurred by or imposed against Lessor because of any such litigation and the amount of such costs and expenses, including reasonable attorneys fees and court costs, shall be a demand obligation owed by Lessee to Lessor. However, if Lessor is adjudicated to have been comparatively negligent, then Lessee's payment to Lessor of all costs and expenses shall be reduced by the percentage of Lessor's comparative negligence.

(d) In no event shall Lessor be liable to Lessee for incidental, consequential, special or indirect damages, including without limitation, lost business profits, and in no event shall Lessee be liable to Lessor for incidental, consequential, special or indirect damages, including, without limitation lost business profits. Lessor's liability to Lessee for any default by Lessor under the Lease or for any other claim arising out of Lessee's occupancy, possession or use of the Leased Premises shall be limited to Lessor's interest in the Property, and Lessee agrees to look solely to Lessor's interest in the Property for the recovery of any judgement from Lessor, it being agreed by Lessee that neither Lessor nor any shareholder, officer or director Lessor shall be personally liable for any such liability, judgment or deficiency.

        This paragraph 1 2.3 shall survive any expiration or earlier termination of this Lease for a period not to exceed two (2) years during which time any and all claims hereunder must be asserted.

13.1. ALTERATIONS BY LESSEE. Lessee may not make any alterations, improvements, door lock changes, or other modifications of any kind to the Leased Premises without Lessor's written consent. 'Alterations' include but are not limited to improvements glued, screwed, nailed, or otherwise permanently attached to the Office Building, structural changes, roof and wall penetrations, and all plumbing, electrical, and HVAC changes. Requests for Lessor's approval shall be in writing and shall be detailed to Lessor's reasonable satisfaction. The foregoing shall be done only by Lessor's contractors or employees or by third parties approved by Lessor in writing. Lessee shall pay in advance for any requested alterations, improvements, lock changes, or other modifications which are approved and performed by Lessor. If same are performed by Lessee with Lessor's permission, Lessee shall not allow any liens to be placed against the Office Building as a result of such additions or alterations. Alterations, improvements, and modifications done at Lessee's request shall comply with all applicable laws. Changes in Lessee's alterations or improvements which may be later required by governmental action shall also be paid for by Lessee.

14.1. REMOVAL OF PROPERTY BY LESSEE. Lessee may remove its trade fixtures, furniture, and equipment only if (1) such removal is made prior to the end of the lease term, (2) Lessee is not in default under this lease at time of removal, and (3) such removal is not in anticipation of an early move-out prior to the end of the lease term. Lessee shall pay all costs of removal. Lessee shall have no rights to property remaining on the Leased Premises after move-out and all such property shall be conclusively presumed to have been abandoned by Lessee and title to such property shall pass to Lessor under this Lease as in a bill of sale. Lessee may not remove any alterations as defined in paragraph 1
3.1 or improvements such as wall-to-wall carpeting, book shelves, window coverings, drapes, cabinets, paneling, counters, kitchen or break room built-ins, shelving, wall covering, and anything else attached to the floor, walls, or ceilings. If Lessor requests in writing, Lessee shall, immediately prior to moving out, remove any alterations, fixtures, equipment, and other property installed by Lessee unless previously approved in writing by Lessor. Lessee shall pay for cleaning or repairing damage caused by Lessee's removal of any property.

                                                        Initials  [SIG]   [SIG]
                                                                 ------- -------

15.1. SUBLETTING AND ASSIGNMENT. Lessee may not sublet, assign, pledge, or mortgage this lease and may not grant licenses, commissions, or other rights of occupancy to all or any part of the Leased Premises without Lessor's prior written approval, not to be unreasonably withheld. Sale, transfer, or merger of the majority of the voting shares or voting partnership interests in Lessee (if a corporation or partnership) shall be considered an assignment; likewise for issuance of treasury stock or admission of a new general partner. Lessor shall not be obligated to approve any sublease or assignment. However, if Lessor gives such approval, Lessor shall be entitled to (1) the excess between Lessee's rental per square foot under the lease and the rental per square foot under the sublease or assignment, and (2) any other consideration flowing directly or indirectly from the sublessee or assignee to Lessee or Lessee's agents, excluding commissions to independent real estate brokers. The foregoing is in consideration of additional management performed or to be performed by Lessor under such sublease or assignment. In addition to the foregoing, Lessor may charge Lessee a one-time fee equal to one month's lease rental for such additional administrative, investigative, and management services. Violation of this lease by sublessees or assignees shall be deemed a violation by Lessee. Approval by Lessor of any sublease or assignment shall not release Lessee from any obligation under this lease and shall not constitute approval for subsequent subletting or assignment. Sublessees or assignees shall be liable for all of Lessee's obligations under this lease unless otherwise specified in writing. Upon default by Lessee any sublessee shall pay all sublease rentals and other sums due Lessor, direct to Lessor, to be credited against sums owed to Lessor by Lessee under this lease. Unless otherwise agreed in writing, no sublease or assignment shall be valid unless (1) a copy of this lease is attached thereto,
(2) the sublessee or assignee agrees in writing to be liable for all of Lessee's obligations under this lease, and (3) Lessor's written approval is attached to the sublease or assignment.

16.1. DESTRUCTION BY FIRE OR OTHER CASUALTY. (a) TOTAL DESTRUCTION, RENT ABATEMENT, AND RESTORATION. If Lessee's Office Space, is totally damaged by fire or other casualty so that it cannot reasonably be used by Lessee and if this lease is not terminated as provided in subparagraph (d) below, there shall be a total abatement of Lessee's rent and Lessee's obligation to pay Office Building Operating Expenses until Lessee's Office Space is restored by Lessor and Lessee.

(b) PARTIAL DESTRUCTION, RENT ABATEMENT, AND RESTORATION. If Lessee's Office Space is partially destroyed or damaged by fire or other hazard so that it can be only partially used by Lessee for the purposes allowed in this lease and if this lease is not terminated as provided in subparagraph (d) below, there shall be a partial abatement of Lessee's rent and Lessee's obligation to pay Office Building Operating Expenses which fairly and reasonably corresponds to the time and extent to which Lessee's Office Space cannot reasonably be used by Lessee.

(c) RESTORATION. Lessor's obligation to restore shall be limited to the condition of the Leased Premises as constructed by Lessor or as otherwise delivered to Lessee by Lessor on the commencement date. Lessor shall proceed with diligence to restore. During restoration, Lessee shall continue business to the extent practical in Lessee's reasonable judgment.

(d) LEASE TERMINATION. If Lessee's Office Space or the Office Building is so badly damaged that restoration and repairs cannot be completed within one hundred fifty (150) days after the fire or casualty, then this lease may be terminated as of the date of the destruction by either Lessor or Lessee by serving written notice upon the other. Termination notice must be delivered within 30 days after the casualty.

17.1. CONDEMNATION. If any part of Lessee's Office Space is taken by condemnation or by deed in lieu of condemnation by any governmental authority, this lease shall terminate one day prior to such taking. If any part of the Office Building's parking building is so taken, Lessee's right to use such portion shall terminate one day prior to such taking; and Lessee's rent shall be reduced only to the extent that such partial taking reduces the fair market value of Lessee's Office Space. Lessor shall pay all costs associated with construction reasonably necessary to render the Leased Premises usable for Lessee's permitted purposes after such partial taking. All compensation awarded for any partial or total taking of the Property shall be the property of Lessor. If Lessor has received written notice of intent to condemn, Lessee shall upon ten (10) days written request by Lessor execute an acknowledgement that the lease terminates one day prior to the condemnation or deed in lieu of condemnation and that Lessee claims no interest in the condemnation award. Lessor shall have no interest in any monies paid by the condemning authorities to Lessee for moving costs or for the other personal property within the Leased Premises (excluding leasehold improvements) if a separate award for such items is made to Lessee.

18.1. DEFAULT BY LESSOR. Lessee shall be entitled to recover actual damages and terminate this lease if (1) Lessor fails to pay any sum due and owing to Lessee within seven (7) days after written demand from Lessee, or (2) Lessor remains in default on any other obligation for seven (7) days after Lessee's written demand for performance. However, Lessor shall not be in default if Lessor promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default. If taxes and utilities are not timely paid, Lessee may pay same to the extent that it is necessary to avert foreclosure or cutoff.

19.1. DEFAULT BY LESSEE. If Lessee defaults, Lessor shall have any or all remedies set forth below.

                                                         Initials [SIG]  [SIG]
                                                                 ------- ------

(a) DEFINITION OF DEFAULT. The occurrence of any of the following shall constitute a default by Lessee: (1) failure to pay rent or any other sum due by Lessee under the lease within three (3) days after the due date; (2) failure to vacate on or before the last day of the lease term, renewal term, or extension period; (3) failure to pay rent in advance on a daily basis in the event of unlawful holdover by Lessee; (4) unauthorized early move-out or notice of same as set forth below; (5) acquisition of Lessee's interest in the lease by a third party by judicial or non-judicial process; or (6) failure to comply with any other provision of the lease (including rules). However, Lessee shall not be in default under subclause (6) above if Lessee promptly commences to cure such noncompliance and diligently proceeds in good faith to cure same after receiving written notice of such default.

(b) DOOR LOCKS. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within three (3) days after Lessor delivers to Lessee or to Lessee's Office Space written demand or notice of nonpayment, then Lessor shall be entitled to change or modify door locks on all entry doors of Lessee's Office Space until all such sums are paid in full; provided, however, Lessor shall immediately thereafter post a notice on the primary entry door to Lessee's Office Space, stating that Lessor has expressed such lockout rights. No other notice requirements or lockout laws shall apply. Lessor's right to modify or change locks shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below, relating to unlawful early move-out. If Lessee moves out or abandons Lessee's Office Space for ten (10) consecutive days, Lessor may permanently change the locks without notice to Lessee, and Lessee shall not be entitled to a key or to reentry.

(c) UTILITIES AND SERVICES. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within three (3) days after Lessor hand delivers to Lessee or to Lessee's representative written notice of Lessor's intent to terminate utilities or services which are furnished by Lessor, then Lessor may terminate such utilities or services after such three
(3) day notice period, without further notice. Lessor's right to terminate such utilities or services shall occur automatically and without notice if Lessee's rent is accelerated under subparagraph (e) below, relating to unlawful early move-out.

(d) ACCELERATION AFTER NOTICE OF RENTAL DELINQUENCY. If Lessee is in default for nonpayment of rent or other sums due and if Lessee fails to pay same in full within three (3) days after Lessor delivers to Lessee or to Lessee's Office Space a written notice of Lessor's intent to accelerate, then all rent for the remainder of the lease term shall be accelerated, due, and delinquent at the end of such three (3) day notice period without further demand or notice. Such acceleration rights are in consideration of the rentals for the entire term being payable in monthly installments rather than in one lump sum at the beginning of the lease term. If Lessee has already vacated the Leased Premises, notice of acceleration may be delivered to Lessee pursuant to paragraph 29.1. Liability for additional rents accruing in the future (over and above any Base Rents) shall not be waived by such acceleration.

(e) ACCELERATION UPON EARLY MOVE-OUT. If Lessee is lawfully evicted, or if Lessee moves out or gives written notice of intent to move-out prior to the end of the lease term without the rent being paid in full for the entire remainder of the lease term or renewal or extension period or without prior written consent of Lessor, all remaining rents for the remainder of the lease term shall be accelerated immediately and automatically, without demand or notice. Such accelerated rents shall be due and delinquent without notice before or after such acceleration. Such acceleration shall occur even if the rent for the current month has been paid in full.

(f) TERMINATION OF POSSESSION. If Lessee is in default as defined in subparagraph (a) above and if Lessee remains in default for three (3) days after Lessor gives notice of such default to Lessee, or if Lessee abandons the Leased Premises, Lessor may (with or without demand for performance) terminate Lessee's right of possession by giving one day's written notice to vacate; and Lessor shall be entitled to immediate possession without termination of Lessee's obligations under the lease. Lessor's repossession shall not be considered an election to terminate this lease unless written notice of such intention to terminate is given to Lessee by Lessor. Repossession may be by voluntary agreement or by eviction lawsuit. Commencement of an eviction lawsuit shall not preclude other Lessor remedies under this lease or other laws.

(g) RELETTING COSTS. If Lessee is in default as defined in subparagraph (a) above and if Lessor terminates Lessee's right of possession without terminating this lease, Lessee shall pay upon Lessor's demand the following: (1) all reasonable costs of reletting (which in no event shall be less than one month's rent), including leasing commissions, rent concessions, but excluding assuming or buying out lease remainders elsewhere, but including free rent for a period of time, or reduced rental rates), utilities during the vacancy, advertising costs, administrative overhead, and all costs of repair, remodeling, or redecorating for replacement tenants in Lessee's Office Space, (2) all rent and other indebtedness due from Lessee to Lessor through the date of termination of Lessee's right of possession, and (3) all rent and other sums required to be paid by Lessee requiring the remainder of the entire lease term, subject to the acceleration paragraphs above.

                                                         Initials [SIG]   [SIG]
                                                                 ------- -------

(h) Mitigation by Lessor. Upon eviction or voluntary vacation of the Leased Premises by Lessee without the lease terminated by Lessor, Lessor shall make reasonable efforts to relet the Leased Premises. After deduction of reasonable expenses incurred by Lessor, Lessee shall receive credit for any rentals received by Lessor through reletting the Leased Premises during the remainder of the lease term or renewal or extension period. Such deductible expenses may include reasonable real estate commissions, reasonable attorney's fees, and all other reasonable expenses in connection with reletting. Lawsuits to collect amounts due by Lessee under this lease may be brought from time to time on one or more occasions without the necessity of Lessor's waiting until the expiration of the lease term. If judgment for accelerated rents recovered, Lessor shall give credit against such judgment for subsequent payments made by Lessee and subsequent rentals received by Lessor from other tenants of Lessee's Office Space, less lawful deductions and expenses of reletting.

(i) Termination of Lease. Lessor may terminate this lease (as contrasted to termination of possession rights only) upon default by Lessee or at any time after Lessor's lawful re-entry or repossession following default by Lessee. Lessor's agents have authority to terminate the Lease only by written notice given pursuant to paragraph 29.1.

(j) Damages. In addition to other remedies, Lessor may recover actual damages incurred.

20.1. LIEN FOR RENT. (a) Notwithstanding anything to the contrary in this lease, Lessor's landlord lien shall be subordinate to any existing security interest and any future purchase money security interests on Lessee's personal property if such security interest is properly perfected and timely recorded as required by the Texas Business Code. Lessor shall cooperate in signing lien subordinations in accordance with the foregoing. Any lien subordination shall be on forms reasonably acceptable to Lessor.

(b) Subject to the limitations of subparagraph (a) above, Lessee gives to Lessor a contractual lien on all of Lessee's property which may be found on the Leased Premises to secure payment of all monies and damages owed by Lessee under the Lease. Such lien also covers all insurance proceeds on such property. Lessee shall not remove such property while rent or other sums remain due and unpaid to Lessor and such property shall not be removed until all Lessee's obligations under the Lease have been complied with. This lien is in addition to Lessor's statutory lien under Section 54.021 of the Texas Property Code. If Lessee is in default for nonpayment of rent or any other sums due by Lessee, Lessor's representatives may peacefully enter the Leased Premises and remove and store all property. If Lessor removes any property under this lien, Lessor shall leave the following information in a conspicuous place inside Lessee's Office Space:
(1) written notice of exercise of lien, (2) a list of items removed, (3) the name of Lessor's representative who removed such items, and (4) the date of such removal. Lessor shall be entitled to reasonable charges for packing, removing, or storing abandoned or seized property, and may sell at public or private sale (subject to any properly recorded chattel mortgage or recorded financing statement) after 30 days' written notice of time and place of sale is given to Lessee by certified mail, return receipt requested. Upon request by Lessor, Lessee shall acknowledge the above lien rights by executing a UCC-1 form or similar form reflecting same.

21.1. ATTORNEY'S FEES, INTEREST, AND OTHER EXPENSES. If Lessee or Lessor is in default and if the nondefaulting party places the Lease in the hands of an attorney in order to enforce lease rights or remedies, the nondefaulting party may recover reasonable attorney's fees from the defaulting party even if suit has not been filed. In any lawsuit enforcing lease rights, the prevailing party shall be entitled to recover reasonable attorney's fees from the nonprevailing party, plus all out-of-pocket expenses. All delinquent sums due by Lessor or Lessee shall bear interest at the maximum lawful rate of interest, compounded annually, from date of default until paid, plus any late payment fees. Late payment fees as set forth in paragraph 3.2 shall be considered reasonable liquidated damages for the time, trouble, inconvenience, and administrative overhead expense incurred by Lessor in collecting late rentals, such elements of damages being uncertain and difficult to ascertain. Late payment fees shall not be liquidated damages for attorney's fees or for Lessor's loss of use of such funds during the time of delinquency.

22.1. NONWAIVER. The acceptance of monies past due or the failure to complain of any action, nonaction, delayed payment, or default, whether singular or repetitive, shall not constitute a waiver of rights or obligations under the Lease. Lessor's or Lessee's waiver of any right or any default shall not constitute waiver of other rights, violations, defaults, or subsequent rights, violations, or defaults under this lease. No act or omission by Lessor or Lessor's agents shall be deemed an acceptance of surrender by Lessee of the Leased Premises, and no agreement by Lessor to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized agent of Lessor.

23.1. COMPLIANCE WITH LAWS AND RULES OF OFFICE BUILDING. Lessee shall comply with all laws, ordinances, rules and regulations (state, federal, municipal and other agencies or bodies having any jurisdiction hereof) relating to the use, condition or occupancy of the Leased Premises, including but not limited to the Americans with Disabilities Act of 1990. Lessee will comply with the rules of the Office Building adopted by Lessor which are set forth in Exhibit F-2 attached hereto. Separate parking rules are contained in Exhibit F-1. Lessor shall have the right, if necessary, to change such rules and

                                                         Initials ______  ______
regulations or amend them in any reasonable manner and for preservation of good order therein, all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee. Lessee shall further be responsible for the compliance with such rules and regulations by its employees, servants, authorized agents visitors and invitees.

24.1. TRANSFER OF OWNERSHIP BY LESSOR. If Lessor transfers ownership of the Property (other than as security for mortgage) and if Lessor has delivered to the transferee all of Lessee's security deposits and any prepaid rents, Lessor shall be released from all liability under the Lease; and such transferee shall become liable as Lessor. Such right to be released of liability shall accrue to subsequent owners only if such transfer is in good faith and for consideration.

25.1. GROUND LEASES; MORTGAGES. (a) This Lease is subject and subordinate to all present and future ground and underlying leases of the Property and to the lien of any mortgages or trust deeds, now or hereafter enforced against the Property, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds. Lessee shall at Lessor's request execute such further instruments or assurances as Lessor may reasonably deem necessary to evidence or confirm the subordination of this Lease to any mortgages, trust deeds, ground leases or underlying Leases. In the event of execution by Lessor after the date of this Lease of any mortgage, deed of trust, security instrument, ground or primary lease, renewal, replacement or extension, Lessee agrees to execute a non-disturbance and subordination with the holder thereof, which agreement shall provide that:

        (i) such holder shall not disturb the possession and other right of Lessee under this Lease so long as Lessee is not in default;

        (ii) In the event of acquisition of title to the Property by such holder, such holder shall accept the Lessee of the Leased Premises, under the terms and conditions of this Lease and shall perform all the obligation of Lessor hereunder; provided, however, that such holder shall not (x) have any responsibility or liability for any act or omission of Lessor under this Lease and prior to such holder obtaining possession of the Property or occurring after such holder is no longer in possession of the Property; (y) be subject to any offsets or defenses which Lessee may have with respect to this Lease or Lessor hereunder arising prior to such holder obtaining possession of the Property; or
                (z) be bound by or responsible for any such security deposits;

        (iii)   Lessee shall recognize such holder as Lessor hereunder and;

        (iv) Such other provisions as Lessee and such holder may reasonably approve.

This Lease is further subject and subordinate to: (x) all applicable ordinances of the city of San Antonio and all easements, franchises, and other interests or rights upon, across or pertinent to the Property; and (y) all utility easements and agreements.

(b)     Notwithstanding the generality of the foregoing provisions of paragraph
25.1 (a) above, any such mortgagee or ground or primary lessor shall have the right at any time to subordinate any such ground or primary leases or such deeds of trusts, mortgages or other security instruments to this Lease on such terms and subject to such conditions as such ground or primary lessor or such mortgagee may consider appropriate in its discretion. At any time, before or after the institution of any proceedings for the foreclosure of any such deed of trusts, mortgages or any other security instruments or sale of the Property under any such deeds and trusts, mortgages, or other security instruments, or termination of any ground or primary lease, Lessee shall attorn to such ground or primary lessor or such purchaser upon any sale or the grantee under a deed in lieu of foreclosure and shall recognize any such ground or primary lessor, purchaser or grantee as Lessor under this Lease. The agreement of Lessee to attorn contained in the immediately preceding sentence shall survive any such termination of ground or primary lease, foreclosure sale, trustee sale or conveyance in lieu thereof. Lessee shall upon demand at any time, before or after such termination of ground or primary lease, foreclosure sale, trustee sale or conveyance in lieu thereof, execute, acknowledge and deliver to Lessor's mortgagee or the ground or primary lessor as, the case may be, any written instruments or certificates evidencing such attornment as Lessor's mortgagee or ground or primary lessor may be reasonably required.

26.1. SURRENDER OF PREMISES. When Lessee moves out, Lessee shall surrender Lessee's Office Space in the same condition as on the date of lease commencement by Lessee (as changed or improved from time to time in accordance with (this lease), less ordinary wear and shall return all keys and/or access cards. Removal of property from the Leased Premises subject to paragraph 14.1 above.

                                                         Initials ______  ______

27.1 HOLDING OVER. If Lessee remains in possession of the Leased Premises after the expiration or mutually-agreed termination date of the Lease, without the execution by Lessor and Lessee of a new lease or a renewal or extension of the Lease, then (1) Lessee shall be deemed to be occupying the Leased Premises as a tenant-at-sufferance on a daily basis, subject to all obligations of the Lease, (2) Lessee shall pay rent daily for the entire holdover period at a daily rate equal to 150% of the last monthly payment of Base Rent plus Additional Rent divided by thirty (30), (3) Lessee shall be subject to all other remedies of Lessor as provided in paragraph 19.1, (4) Lessee shall indemnify Lessor and/or prospective tenants for damages, including lost rentals, storage expenses, and reasonable attorney's fees, and (5) at Lessor's sole option, Lessor may extend the Lease term for a period of one month at the then current rental rates for the Office Building, as reasonably determined by Lessor, by delivering written notice to Lessee or to Lessee's Office Space while Lessee is holding over. Holdover rents shall be immediately due on a daily basis and delinquent without notice or demand; and the prior written notice and waiting period requirements of this Lease shall not be necessary in order for Lessor to exercise remedies thereunder.

28.1. SIGNS AND BUILDING NAME. Except for standard suite signage and Office Building directory listings, there shall be no signs, symbols, or identifying marks on or in the Office Building, halls, elevators, staircases, entrances, parking areas, landscape areas, doors, walls, or windows without prior written approval of Lessor. All signs or lettering shall conform to the sign and lettering criteria established by Lessor. Unless otherwise stated in the rules, suite signage and Office Building directory changes shall be done exclusively by Lessor and at Lessee's expense. Lessor may remove all unapproved signs without prior notice to Lessee and at Lessee's expense. Lessor may at any time change the name of the Office Building upon fifteen (15) days' written notice to Lessee.

28.2. RELOCATION OF LESSEE. Upon at least twenty (20) days notice to Lessee, Lessor shall have the right to relocate Lessee within the Office Building to lease space which is the same size or larger and suited to Lessee's use. Such relocation shall be made at Lessor's sole expense, including necessary reprinting of Lessee's stationary, envelopes, business cards, door signs, etc. Rent shall not be increased if the relocation Office Space is larger or better quality. The Relocation date shall be contained in the relocation notice referred to above. Lessor shall not be liable to Lessee in connection with such relocation except for undue delay or property damages caused by Lessor or Lessor's employees, agents, or contractors.

28.3. FOOD SERVICE ESTABLISHMENT ON PROPERTY. Lessor shall have no obligation at any time to maintain or replace any food service establishment on the Property.

28.4. LESSEE FINANCIAL STATEMENTS. Prior to execution of the Lease and thereafter no more than once per year from time to time, Lessee shall, upon written request, furnish to Lessor a statement of Lessee's financial condition in a form reasonably satisfactory to Lessor. All financial statements shall be originally signed by Lessee or Lessee's certified public accountant.

29.1. NOTICES. Whenever notice is required or permitted under this lease, such notice shall be in writing and shall be either (a) delivered personally to the party being notified, (b) delivered to or inside such party's mailing address, or (c) delivered at such party's mailing address by certified mail, return receipt requested, postage prepaid. The mailing address of Lessor shall be the address to which Lessee normally mails or delivers the monthly rent unless Lessor notifies Lessee of a different address in writing. The mailing address of Lessee shall be Lessee's Office Space under this lease. However, if Lessee moves out, it shall be Lessee's last address known by Lessor. Hand delivered notice is required only when expressly required in the Lease. Notice by noncertified mail is sufficient if actually received by the addressee or an employee or agent of addressee. The term "notice" shall be inclusive of notices, billings, requests, and demands.

30.1. ESTOPPEL CERTIFICATES. From time to time, upon seven (7) days' prior written request from Lessor, Lessee shall execute and deliver to Lessor the estoppel certificate attached as Exhibit G. The form in Exhibit G may be changed as reasonably required by a prospective purchaser or lender. If any statement in the estoppel certificate form is contrary to the facts existing at the time of execution of such form, Lessee may correct same before signing. The estoppel certificate may be conclusively relied upon by Lessor and by any prospective lienholder or purchaser of the Leased Premises. If Lessee fails to comply with the foregoing by the end of such seven (7) day period, it shall be conclusively presumed that (1) this Lease is in full force and effect without any subleases or assignments and is unamended or modified except for amendments verified by affidavit of Lessor to the prospective lienholder or purchaser, (2) no rents, or other charges except for security deposits, have been prepaid, (3) the statements contained in the estoppel certificate form (Exhibit G) are correct,
(4) there are no uncured defaults by Lessor, (5) Lessee has no right of offset or rescission, and (6) any prospective purchaser or lienholder may conclusively rely on such silence or noncompliance by Lessee and may conclusively assume no Lessor defaults within the 120 days preceding Lessee's receipt of Lessor's request for an estoppel certificate.

                                                         Initials [SIG]   [SIG]
                                                                  -----   -----

31.1. SUCCESSORS. This Lease shall bind and inure to the benefit of the parties, any guarantors of this Lease, and their respective successors and assigns.

31.2. LEASING AGENT COMMISSIONS. No leasing commission shall be due by Lessor to any leasing agent unless in writing. Commission agreements executed by Lessor shall be binding on subsequent Property owners if the tenant of the Lease in question is in possession at the time of transfer of Property ownership.

At the time of the execution of this lease, Lessee shall deposit with Lessor $9,706.95 for commissions. Such commission shall be paid to Investment Realty Company $6,471.30 and Orion Partners, Inc. $3,235.65.

32.1. BUILDING OPERATING EXPENSES. In addition to the monthly Base Rent in paragraph 2.1, Lessee shall pay Additional Rent on a monthly basis, equivalent to Lessee's prorata share of actual Office Building Operating Expenses as per Exhibit C.

33.1. REPRESENTATIONS AND WARRANTIES BY LESSOR. Lessor warrants that Lessor has full right to enter into this Lease. Lessor's duties and warranties are limited to those expressly stated in this Lease and shall not include any implied duties or implied warranties, now or in the future. No representations or warranties have been made by Lessor other than those expressly contained in this Lease.

34.1. REPRESENTATIONS AND WARRANTIES BY LESSEE. Lessee warrants to Lessor that (1) the financial statements of Lessee heretofore furnished to Lessor are true and correct to the best of Lessee's knowledge, (2) there has been no significant adverse change in Lessee's financial condition since the date of the financial statements, (3) the financial statements fairly represent the financial condition of Lessee upon those dates and at the time of execution hereof, (4) there are no delinquent taxes due and unpaid by Lessee, and (5) Lessee and none of the officers or partners of Lessee (if Lessee is a corporation or partnership) have ever declared bankruptcy. Lessee warrants that Lessee has disclosed in writing to Lessor all lawsuits pending or threatened against Lessee, and Lessee has made no material misrepresentation or material omission of facts regarding Lessee's financial condition or business operations. All financial statements must be dated and signed by Lessee or Lessee's certified public accountant. Lessee acknowledges that Lessor has relied on the above information furnished by Lessee to Lessor and that Lessor would not have entered into this lease otherwise.

35.1. PLACE OF PERFORMANCE. Unless otherwise expressly stated in this lease, all obligations under this lease, including payment of rent and other sums due, shall be performed in San Antonio, Texas, at the address designated from time to time Lessor.

36.1. MISCELLANEOUS. This Lease contains the entire agreement of the parties. No other written or oral promises or representations have been made, and none shall be binding. This Lease supersedes and replaces any previous Lease between the parties on Lessee's Office Space, including any renewals or extensions thereunder. Except for reasonable changes in written rules, this Lease shall not be amended or changed except by written instrument, signed by both Lessor and Lessee. Lessor's agents do not and will not have authority to (1) make exceptions, changes or amendments to this Lease, or factual representations not expressly contained in this Lease, (2) waive any right, requirement, or provision of this Lease, or (3) release Lessee from all or part of this Lease, unless such action is in writing. Multiple lessees shall be jointly and severally liable under this Lease. Notices, requests, or agreements to, from, or with one of multiple lessees shall be deemed to be to, from, or with all such Lessees. Under no circumstances shall Lessor or Lessee be considered an agent of the other. The Lease shall not be construed against either party more or less favorably by reason of authorship or origin of language. Texas law applies. If any date of performance or exercise of a right ends on a Saturday, Sunday, or state holiday, such date shall be automatically extended through the next business day. Time is of the essence; and all performance dates, time schedules, and conditions precedent to exercising a right shall be strictly adhered to without delay except where otherwise expressly provided. If any provision of this Lease is invalid under present or future laws, the remainder of this Lease shall not be affected.

37.1. GUARANTY. This Lease ( ) is or (X) is not guaranteed by others. The names and titles of any guarantors are shown on the signature page(s) at the end of this Lease. The specific obligations of such guarantors; if any, shall be pursuant to attached Exhibit H entitled "Lease Guaranty". Such guaranty shall continue and shall be unaffected by any modification or amendment to this lease or any renewal or extension thereof. The signature requirements and corporate resolution requirements for any guarantors shall conform to the requirements for Lessees in paragraph 39.1 below.

37.2.   SPECIAL CONDITIONS.  None.

                                                         Initials  PW   RS
                                                                  ---- ----

38.1 EXHIBIT LIST. The exhibits attached to this lease are listed below. All exhibits are a part of this lease except for those which have been lined out or which have been shown below as omitted.

        Exhibit A    Floor Plan of Lessee's Office Space (paragraph 1.1)
        Exhibit B    Legal Description of Office Building (paragraph 1.1)
        Exhibit C    Building Operating Expense Passthrough Calculations
                     (paragraphs 2.1 and 32.1)
        Exhibit D    Acknowledgement of Lease (paragraph 4.2)
        Exhibit E    Construction by Lessor (paragraph 5.1)
        Exhibit F-1  Parking Rules (paragraphs 9.2 and 23.1)
        Exhibit F-2  Building Rules (paragraph 23.1)
        Exhibit G    Estoppel Certificate (paragraph 30.1)
        Exhibit H    None Provided
        Exhibit I    Corporate Resolution Authorizing Lease or Guaranty
                     (paragraphs 37.1 and 39.1)
        Exhibit J    Option to Renew

39.1. LESSEE SIGNATURE REQUIREMENTS. Lessee is (__) an individual, (__) several individuals, (__) a general partnership, (__) a limited partnership, (__) a joint venture, (__) an unincorporated association, (__) a professional corporation, (__) professional association, or (X) a corporation (check one). Such partnership, JOINT venture, unincorporated association, or corporation is organized or chartered under the laws of the State of Texas. Lessee's name stated at the beginning of this Lease (__) is or (X) is not an assumed name. If so, an assumed name certificate has been or will be filed by Lessee in Bexar County, Texas or with the Texas Secretary of State's Office in Austin, Texas, whichever is appropriate. Lessee shall disclose to Lessor the names and addresses of all partners or venturers of Lessee if Lessee is a partnership or joint venture. If Lessee or Guarantor is a corporation, corporate resolutions shall be executed on the form in Exhibit 1.

39.2. LEASE DATE AND AUTHORITY TO SIGN. This lease has been executed effective this 23 day of October, 1995. The names and signatures of all parties are shown below; and all persons signing have been duly authorized to sign.

                                        LESSOR

                                        DIAMOND SHAMROCK LEASING, INC.


                                        By:    [SIG]
                                            ----------------------------------
                                            Vice President


                                        LESSEE


                                        MEDICAL SCIENCE SYSTEMS, INCORPORATED
                                        -------------------------------------
                                        Printed Name of Company or Firm
                                        (if applicable)


                                        /s/   PAUL J. WHITE
                                        -------------------------------------
                                        Signature


                                        Paul J. White
                                        -------------------------------------
                                        Printed name of person signing

                                        Chief Executive Officer
                                        -------------------------------------
                                        Title of person signing
                                        (if applicable)


                                                         Initials   PW   RS

                                        ORION PARTNERS. INC.
                                        -------------------------------------
                                        Printed name of company or firm
                                        (if applicable)


                                        [SIG] /s/ W. DEAN BUNDRICK
                                        -------------------------------------
                                        Signature

                                        W. Dean Bundrick
                                        -------------------------------------
                                        Printed name of person signing

                                        Vice President, Sales & Leasing
                                        -------------------------------------
                                        Title of person signing
                                        (if applicable)

                                    EXHIBIT A

                       FLOOR PLAN OF LESSEE'S OFFICE SPACE
                          (see paragraph 1.1 of lease)

The parties agree that the floor plan below is a true and correct diagram of Lessee's office space referred to in paragraph 1.1 and reflects 1,961 square feet of Rentable Area and 1,683 square feet of Usable Area.

                                    EXHIBIT B

                      LEGAL DESCRIPTION OF OFFICE BUILDING
                    by lot, block, subdivision, and county or
                         by metes and bounds description
                         (See paragraph 1.1 of lease)

Field Notes for 4.345 Acres of Land in Bexar County, Texas.

BEING 4.345 acres of land which is Lot 72, Block 6, N.C.B. 8673, City of San Antonio, Bexar County, Texas, being also Uranga Towers Subdivision, of Record in Volume 9507, Page 44, of the Plat Records of Bexar County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at a found Texas Highway Department brass cap monument on the South right-of-way line of Interstate Highway Loop 410 for a cutback corner of said Interstate Highway Loop 410 and Jones Maltsberger Road for the Northwest corner of this tract;

THENCE South 88 (degrees) 58 feet 42 inches East, a distance of 442.26 feet coincident with the South right-of-way line of said Interstate Highway Loop 410 and the North property line of this tract to a set iron rod on the West right-of-way line of a 50-foot drainage right-of-way for the Northeast corner of this tract;

THENCE coincident with the West and South right-of-way lines of those particular drainage rights-of-way as shown on the plat of said Uranga Towers Subdivision and the East property line of this tract the following courses and distances:

        South 11 degrees 26 ft. 00 in. West, a distance of 61.24 feet to a set iron rod;

        South 19 degrees 50 ft. 00 in. East, a distance of 270.52 feet to a set iron rod;

        South 89 degrees 30 ft. 00 in. West, a distance of 30.73 feet to a set iron rod;

        South 19 degrees 50 ft. 00 in. East, a distance of 63.59 feet to a set iron rod;

        North 89 degrees 30 ft. 00 in. East, a distance of 64.36 feet to a point of curvature of a non-tangent curve on the North right-of-way line of Haim Boulevard for the Southeast corner of this tract;

THENCE coincident with the North right-of-way line of said Haim Boulevard and the South property line of this tract the following courses and distances;

           Curving to the right with a radius bearing of North 44 degrees 50 ft. 16 in. West, a radius distance of 69.98 feet, and a central angle of 45 degrees 51 ft. 34 in., and arc length of 56.01 feet to a set iron rod for a point of tangency; North 88 degrees 58 ft. 42 in. West, a distance of 486.69 feet to a set iron rod for a point of curvature and the Southwest corner of this tract; Curving to the right with a radius bearing of North 01 degrees 01 ft. 18 in. East, a radius distance of 15.00 feet, and a central angle of 79 degrees 29 ft.
           12 in., an arc length of 20.81 feet to a set iron rod for a point of tangency on the East right-of-way line of said Jones Maltsberger Road;

THENCE coincident with the East right-of-way line of said Jones Maltsberger Road and the West property line of this tract and the following courses and distances;

           North 09 degrees 29 ft. 29 in. West, a distance of 348.20 feet to a set iron rod;

           North 40 degrees 28 ft. 05 in. East, a distance of 49.44 feet to the POINT OF BEGINNING and containing 4.345 acres of land in Bexar County, Texas.

                                    EXHIBIT C

              BUILDING OPERATING EXPENSE PASS THROUGH CALCULATIONS
                     (see paragraphs 2.1 and 32.1 of lease)

A. In the event that during the term hereof the Office Building Operating Expenses during any Calendar Year shall exceed the Office Building Operating Expenses during the Base Year, Lessee shall pay in addition to Base Rent as described in Paragraph 2.1 as Additional Rent its Proportionate Share of such excess.

B. As promptly as practical following the close of the Base Year and each Calendar Year thereafter, Lessor shall furnish to Lessee, in reasonable detail, a schedule of the Office Building Operating Expenses for such year, including the Base Rent. Failure of Lessee to notify Lessor in writing of any objections to the schedule of Office Building Operating Expenses within thirty (30) days of receipt of the schedule by Lessee shall conclusively constitute acceptance by Lessee of such schedule. In the event of a timely objection by Lessee, Lessee shall have the right, at its expense and reasonable time, to review Lessor's Office Building Operating Expense invoices or checks relating to the year for which such schedule was prepared. Lessor shall cause to be kept books and records showing Office Building Operating Expenses in accordance with an appropriate system of accounts and accounting practices consistently maintained. Notwithstanding the foregoing, should Lessor provide Lessee with an audited schedule of Office Building Operating Expenses certified by an independent certified public accountant, such schedule of Office Building Operating Expenses shall be deemed final and conclusive on Lessee.

C. At such time as Lessor delivers the schedule of Office Building Operating Expenses for a year other than the Base Year, Lessor shall deliver to Lessee a computation notice setting forth:

          1) the adjustment for the Additional Rent, if any, due Lessor resulting from the Office Building Operating Expenses for the immediately preceding Calendar Year ("Lump Sum Adjustment");

          2) an adjustment in the monthly Base Rent for the current Calendar Year resulting from the Office Building Operating Expenses for the immediately preceding year ("Catch Up Adjustment"); and

          3) an adjustment in the monthly Base Rent for the current Calendar Year based upon Landlord's estimate of the increase in Office Building Operating Expenses for the current Calendar Year ("Estimate Adjustment").

               (a) In determining the Lump Sum Adjustment for the immediately preceding Calendar Year:

                    (1) a comparison shall be made between the Office Building Operating Expenses for such Calendar Year and the Office Building Operating Expenses for the immediately preceding Calendar Year; and

                    (2) a credit against the Lump Sum Adjustment shall be provided Lessee for the Estimate Adjustment, if any, made by Lessee, attributable to such Calendar Year. Lessee shall pay in full the Lump Sum Adjustment attributable to the previous Calendar Year within thirty (30) days from receipt of the computation notice from Landlord.

               (b) In addition to the Lump Sum Adjustment, on the first day for the payment of a monthly Base Rent installment following the furnishing to Lessee of the computation notice for the immediately preceding Calendar Year, Lessee shall pay to Lessor an amount equal to

                    (1) One-twelfth (1/12) of the Lump Sum Adjustment (prior credit for the Estimate Adjustment), multiplied by

                    (2) the number of months of the lease term elapsed during the current Calendar Year.

               (c) Thereafter, commencing with the next due installment of monthly Base Rent for the current Calendar Year and continuing monthly thereafter, until a different computation notice is received by Lessee, the monthly Base Rent shall be increased by

                    (1) an amount equal to one-twelfth (1/12) of the Lump Sum Adjustment (prior credit for the Estimate Adjustment, and

                    (2)  the Estimate Adjustment, if any.

D. In the event that Office Building Operating Expenses for a Calendar Year are less than Office Building Operating Expenses for the immediately preceding Calendar Year, and/or the Lump Sum Adjustment for any Calendar Year is less than the Estimate Adjustment for such year, Lessee shall receive a lump sum payment refunding such excess payments within one hundred twenty (120) days after the close of the Calendar Year:

E.   Definitions:

                    (1) "Base Year" shall mean Calendar Year 1996;

                    (2) "Calendar Year" shall mean each calendar year or part
                        thereof during the Term of this Lease;


                    (3) "Proportionate Share" shall be the percentage calculated by dividing the Rentable Area of the Leased Premises by 100% of the Rentable Area of the Office Building;

                    (4) "Office Building Operating Expenses" shall mean Taxes
                        and all cost of operation and maintenance of the Property of every kind and nature paid or incurred by Lessor in connection with the ownership, management, operation and repair of the Property, including but not limited to utility charges, sewerage charges, insurance premiums, management, janitorial and cleaning services, elevator services, licenses, permits and inspection fees, heating and cooling, maintenance and repairs, labor and supplies, but not including costs normally capitalized under generally accepted accounting principles, except for the costs of capital investment items that are intended to primarily reduce attributable to the previous Calendar year within thirty (30) days from receipt of the computation notice from Landlord.

          (b) In addition to the Lump Sum Adjustment, on the first day for the payment of a monthly Base Rent installment following the furnishing to Lessee of the computation notice for the immediately preceding Calendar Year, Lessee shall pay to Lessor an amount equal to

              (1) One-twelfth (1/12) of the Lump Sum Adjustment (prior credit for the Estimate Adjustment), multiplied by

              (2) the number of months of the lease term elapsed during the current Calendar Year.

          (c) Thereafter, commencing with the next due installment of monthly Base Rent for the current Calendar Year and continuing monthly thereafter, until a different computation notice is received by Lessee, the monthly Base Rent shall be increased by

              (1) an amount equal to one-twelfth (1/12) of the Lump Sum
                  Adjustment (prior credit for the Estimate Adjustment, and

              (2) the Estimate Adjustment, if any.

D. In the event that Office Building Operating Expenses for a Calendar Year are less than Office Building Operating Expenses for the immediately preceding Calendar Year, and/or the Lump Sum Adjustment for any Calendar Year is less than the Estimate Adjustment for such year, Lessee shall receive a lump sum payment refunding such excess payments within one hundred twenty (120) days after the close of the Calendar Year:

E.    Definitions:

      (1) "Base Year" shall mean Calendar Year 1996;

      (2) "Calendar Year" shall mean each calendar year or part thereof during the Term of this Lease;

      (3) "Proportionate Share" shall be the percentage calculated by dividing the Rentable Area of the Leased Premises by 100% of the Rentable Area of the Office Building;

      (4) "Office Building Operating Expenses" shall mean Taxes and all cost of operation and maintenance of the Property of every kind and nature paid or incurred by Lessor in connection with the ownership, management, operation and repair of the Property, including but not limited to utility charges, sewerage charges, insurance premiums, management, janitorial and cleaning services, elevator services, licenses, permits and inspection fees, heating and cooling, maintenance and repairs, labor and supplies, but not including costs normally capitalized under generally accepted accounting principles, except for the costs of capital investment items that are intended to primarily reduce operating costs for the Leased Premises or the Property as a whole or that are required by any governmental authority, which costs shall be included in Office Building Operating Expenses; and

      (5) "Taxes" shall mean all real estate taxes and assessments, special or otherwise, levied or assessed upon or with respect to the Property and ad valorem taxes for any personal property used in connection therewith. Should, by way of substitution, for such real estate taxes and ad valorem personal property taxes, the State in which the Property is located, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Property, impose a tax, assessment, charge or fee, including but not limited to an income or franchise tax or a tax on rents, all such taxes, assessments, fees or charges (hereinafter defined as "in lieu Taxes") shall be deemed to constitute Taxes hereunder. Taxes may also include all fees and costs incurred by Lessor in seeking to obtain a reduction of, or a limitation on the increase in, any taxes, regardless of whether any reduction or limitation is obtained. Except as hereinabove provided with regard to "in lieu Taxes". Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax; and

F. Any payment to be made pursuant to this Section with respect to the Calendar Year in which the Lease commences and/or terminates shall be prorated if less than a full year, with such proration to be calculated on a daily basis. Any obligations of Tenant applicable to the Calendar Year in which this Lease terminates shall survive the expiration of this Lease.

G. At Lessor's option, adjustments may be delayed. Lessor's delay in implementing such adjustments shall not waive Lessor's right thereto, and the most recent monthly rental figures shall continue to be paid during such delay. If Lessor delays in timely calculating adjustments, such adjustments shall be retroactive to the respective date on which Lessor had a right to make such adjustment; and such delayed rent adjustments shall become due upon written notice to Lessee.

                                    EXHIBIT D

                            ACKNOWLEDGEMENT OF LEASE
                          (see paragraph 4.2 of lease)

The undersigned parties acknowledge that the Lease described below is in full force and effect and that Lessee has taken possession of the space.

       Date of Lease:
       Lessor:                     Diamond Shamrock Leasing, Inc.
       Lessee:                     Medical Science Systems, Incorporated
       Guarantor, if any
       (not Lessee's name):        None
       Building name:              One International Centre
       Suite No.:
                                   1,961 square feet Rentable Area;
                                   1,683 square feet Useable Area; and
                                     7   unreserved parking spaces.

       Building address:           100 N.E. Loop 410
                                   San Antonio, Texas 78216-4742

       Legal description of property: See Attached Exhibit "B" to the Lease Agreement

The commencement date, annual anniversary date, and ending date of the initial lease term as defined in paragraph 4.1 of above Lease are as follows:


        Commencement date:          December 1, 1995

        Annual Anniversary date:    December 1

        Ending date:                November 30, 2000


The parties acknowledge that the Lease has not been amended or modified and that this acknowledgement may be filed of record with the Texas Secretary of State or in Bexar County in order to record (1) Lessee's possession rights to the Leased Premises, and (2) Lessor's contractual landlord lien rights over all personal property therein. The entire Lease is hereby affirmed and incorporated herein. The Lease will cease to be an encumbrance to Lessor's title if Lessor files an affidavit of record, stating that Lessee no longer occupies the premises and that Lessee's right of possession has been lawfully terminated.

    LESSEE                                   LESSOR
    (To be signed at move-in)                (To be signed at move-in)


    --------------------------------         Diamond Shamrock Leasing, Inc.
    Printed name of Lessee
    (company or firm)


    -------------------------------          ---------------------------------
    Signature of person                      Signature of person
    signing                                  signing


    -------------------------------          ---------------------------------
    Printed name of person                   Printed name of person
    signing                                  signing


    -------------------------------          ---------------------------------
    Title of person signing                  Title of person signing
    (if applicable)                          (if applicable)


    -------------------------------          ---------------------------------
    Date signed                              Date signed


STATE OF TEXAS          )
                        )
COUNTY OF BEXAR         )

This instrument was acknowledged before me on ______________________________ by _____________________________on behalf of the above stated LESSOR and in the above stated capacity.





                           ----------------------------------------------------
                           Notary Public for the State of Texas
                           Printed name of notary:
                                                  -----------------------------
                           My commission expires:
                                                 ------------------------------

STATE OF TEXAS     )
                   )
COUNTY OF BEXAR    )

This instrument was acknowledged before me on ____________________________ by ____________________________________ on behalf of the above stated LESSEE and in the above stated capacity.





                           ----------------------------------------------------
                           Notary Public for the State of Texas
                           Printed name of notary:
                                                  -----------------------------
                           My commission expires:
                                                 ------------------------------

                                   EXHIBIT E

                             CONSTRUCTION BY LESSOR
                          (see paragraph 5.1 of lease)

Lessor:               Diamond Shamrock Leasing, Inc.
Lessee:               Medical Service Systems, Inc.
Date of lease:
Office space: Suite 1350
Building name or address: One International Centre

1. STANDARD CONSTRUCTION BY LESSOR. Lessor shall construct and furnish all common facilities, the building shell, and standard office finish work as set forth below. All construction work and all standard and non-standard finish work and other improvements to the Leased Premises will be performed by Lessor's employees or contractors.

2. STANDARD OFFICE FINISH WORK. The standard office finish work to be constructed by Lessor at Lessor's expense includes the items set forth below. (Non-standard finish work is addressed in paragraphs 3 and 4.) The allowance for standard office finish work as set forth in paragraph 4 hereunder contemplates providing the items described in subsections (a) through (i) below. Finish out requirements of less than the standards set forth below shall not result in credits or refunds to Lessee.

     a. Standard carpet or carpet allowance of $12.50 per square yard of carpet installed, including tax.

     b. One linear foot of painted and textured drywall partitioning, including vinyl baseboard, per __ square feet of Usable Area.

     c. Electrical duplex outlets equivalent to one duplex outlet for every __ square feet of Usable Area.

     d. One light switch for every __ square feet of Usable Area.

     e. One wall telephone outlet per __ square feet of Usable Area.

     f. One corridor door to Lessee's Office Space.

     g. One interior door per ____ square feet of Usable Area, complete with frames, metal jambs, and standard hardware.

     h. One air conditioning register per __ square feet of Usable Area.

     i. Lessor will provide ordinary space planning services and ordinary standard finish work plans and specifications for Lessee's Office Space. Such services shall be done by project architect or designer of Lessor's choice.

3. CHARGES FOR ADDITIONAL OR NON-STANDARD FINISH WORK. Any other finish items desired by Lessee which are not included in the standard finish work as described above will be designed and constructed at Lessee's expense. Payment therefor is set out in paragraph 7 below or will be agreed upon at the signing of any change order by Lessor and Lessee. All additional or nonstandard finish work items must be approved by Lessor's architect in advance.

4. ALLOWANCE FOR STANDARD FINISH WORK. If Lessee desires to substantially depart from the standard finish work design, and if calculation of charges for additional or non-standard finish work is not done under paragraph 2 above, Lessee shall be provided a standard allowance of $0 per square foot of Rentable Area as defined in paragraph 1.3 of the Lease to cover Lessor's obligations regarding finish work. All costs of additional or non-standard finish work in excess of such standard allowance

                                                                        [SIG]
                                                                        [SIG]
shall be paid by Lessee prior to construction of such improvements, as set forth in paragraph 7 below, All additional or nonstandard finish work items must be approved by Lessor's architect in advance.

PLANS FOR LESSEE'S OFFICE SPACE. Final plans and specifications for Lessee's Office Space [ ] are or [X] are not attached to this lease (check one). If such plans and specifications are not attached hereto, Lessee agrees to deliver to Lessor not later than November 1, 1995, a complete set of plans and specifications of finish work, including partitions, electrical and telephone outlets, and other improvements which Lessee desires to be made in or to Office Space. Such plans shall be prepared by [X] Lessor's architect or [ ] Lessee's architect at [X] Lessor's expense or [ ] Lessee's expense (check appropriate items).

6. CHANGE ORDERS. Change orders are permitted if they are provided in a timely manner and are agreed in writing. Lessor shall not be responsible for delays resulting from change orders unless the change order states otherwise.

7.   PAYMENT FOR ADDITIONAL OR NON-STANDARD FINISH WORK.

     a. Payment for additional or non-standard finish work which is known at time of lease signing shall be as follows:

               50% upon signing of the lease.
               50% upon completion of the job.

     b. Payment for change orders or for additional or non-standard finish work in initial plans which may be approved by Lessor after lease signing, shall be as follows:

               100% upon execution by Lessor of the change order.

8. ESTIMATED COMPLETION DATE. Lessor's estimated completion date for finishing Lessor's standard construction and any additional or non-standard finish work for Lessee shall be November 20, 1995. If construction pursuant to initial plans or change orders for Lessee's Office Space will cause delay in such estimated completion date and if Lessor and Lessee mutually note on such initial plans or change orders that same will cause a specified number of days of delay, the estimated completion date above shall be extended by such specified number of days. Also, in the event of such mutually agreed construction delay periods, Lessee shall pay additional rent which shall be prorated on a daily basis for such periods and payable when the Leased Premises are ready for occupancy by Lessee.

9. DELAY. If the Leased Premises are not ready for occupancy within 30 days following the above estimated completion date, Lessee may terminate the Lease by written notice to Lessor prior to the date the Leased Premises are ready for occupancy by Lessee. In such event, neither party shall have any further liability or obligations under the Lease; and Lessor shall refund to Lessee any prepaid rent, security deposits, and any amounts paid by Lessee in excess of the construction allowance. Otherwise, if the Leased Premises are not ready on or before such estimated completion date, then (a) Lessor shall not be deemed to be in default or liable in damages to Lessee, (b) rent and lease term shall begin when the Leased Premises are ready for occupancy, and (c) the Lease shall not be further affected.

                                  EXHIBIT F-1

                                OFFICE BUILDING
                                 PARKING RULES
                          (see paragraph 9.2 of lease)

It is the desire of Lessor to maintain and operate the parking garage and parking areas in an orderly manner. The following rules and regulations apply to all tenants in the building and their agents, employees, family, licensees, invitees, visitors, and contractors unless otherwise stated. Lessor reserves the right to rescind these rules, make reasonable changes, or make other reasonable rules and regulations for the safety, care, and cleanliness of the parking garage and parking areas and for the preservation of good order.

1. TRAFFIC SIGNS. All persons parking in the parking areas and parking garage shall observe posted signs and markings regarding speed, stop signs, traffic lanes, reserved parking, no parking, parking stripes, etc.

2. LESSEE EMPLOYEE AND CUSTOMER PARKING. Except as may otherwise be provided in the lease agreement of a particular lease, Lessees and their employees and customers may park without charge in spaces which are not specifically reserved for other tenants or for "Visitors", fire lanes, loading zones, handicapped parking, or other specialized parking and so marked. Lessee's and other tenant's usage of the parking building and parking areas shall be limited to parking of vehicles during the normal operating hours of the Office building. If Lessee desires from time to time to park a vehicle for a period exceeding seventy-two (72) hours, Lessee shall notify Lessor of such desire and Lessor may allow Lessee to park a vehicle for such period. Lessor reserves the right to utilize any reasonable system by which building tenants may access and pay for parking of their guests or customers.

3. TRASH. All persons parking in the parking garage or parking areas shall refrain from throwing trash, ashtray contents, or other debris on the parking garage floor or parking areas.

4. FLAT TIRES. All vehicle owners and all persons parking in the parking garage or parking areas shall be responsible for promptly repairing flat tires or other conditions of the vehicle which cause unsightliness in the reasonable judgment of Lessor.

5. REMOVAL OF UNAUTHORIZED VEHICLES. If vehicles are blocking driveways or passageways or parked in violation of these rules and regulations or state statutes, Lessor may exercise vehicle removal remedies under Article 6701g-1 and 6701g-2 upon compliance with statutory notice.

6. SECURITY. Lessor shall use reasonable diligence in the maintenance of existing lighting in the parking garage or parking areas. Lessor shall have no duty for additional lighting or further security measures in the parking areas, including the parking garage.

7. PARKING OF EMPLOYEE VEHICLES. Lessor may from time to time designate specific areas in which vehicles owned by Lessee and Lessee's employees, sublessees, assignees, licensees, and concessionaires shall be parked. Lessee shall use best efforts to see that such vehicles are parked in such areas. Upon request by Lessor, Lessee shall furnish Lessor a complete list of license numbers of all vehicles operated by Lessee and the above listed persons. Lessor may charge penalty fees for vehicles not parked in the designated areas.

8. PARKING OF TRUCKS AND DELIVERY VEHICLES. Without Lessor's prior written approval, no trailers or large trucks may be parked in the parking areas except for temporary loading or unloading. Service and delivery vehicles may be parked in loading zones only when necessary.

9. ALLOTTED SPACES. At no time shall Lessee or its employees use more than the number of unreserved parking spaces allotted to Lessee in its lease.

10. TIMELY PAYMENT OF PARKING RENT. Lessee shall be entitled to monthly parking rights in the parking garage for reserved spaces only upon timely payment of the then current monthly parking rent, in advance. Lessee may rent less than the allowed number of spaces. Lessee may rent more than the allowed number of spaces if available in the reasonable judgment of Lessor.

11. CONTROL DEVICES. Lessor reserves the right to install or utilize any reasonable system of entry and exit control devices in the parking garage, parking areas and marked loading areas.

                                  EXHIBIT F-2
                         BUILDING RULES AND REGULATIONS

1. Normal Office Building operating hours are defined as 7:00 a.m. to 7:00 p.m. Monday through Friday, holidays excepted. In addition, the building will be unlocked on Saturday from 7:00 a.m. to 1:00 p.m., but an access card will be needed to operate the elevators. During non-office building working hours, access to the Office Building, or to the halls, corridors, elevators, or stairways in the Office building, or to the office space premises may be refused unless the person seeking has a pass or is properly identified. Lessee, its employees, guests and invitees may be called upon to show identification and sign Office Building register when entering or leaving the Office Building at times other than normal Office Building operating hours and Lessee shall cooperate fully with Office Building security procedures, if any, in complying with such requirements.

2. Janitorial service will be provided on Sunday through Thursday. Should Lessee find specific fault with the service rendered, he will so inform the building manager who will be responsible for arranging corrective action. The janitorial contractor is only responsible for services and standards established in the service contract. Lessee may be provided a copy of contract specifications upon request.

        Lessee shall not employ any person for the purpose of cleaning other than the authorized cleaning and maintenance personnel for the Office Building unless otherwise approved in writing by Lessor. In those instances when Lessee contracts, with Lessor's written approval, for its own janitorial services, rubbish removal and exterminating shall be part of the work of the lessee's contractor. Janitorial service shall not be hindered by Lessee after 7:00 p.m. unless specific arrangements have been made with the building management office.

3. Lessee will refer all contractors, contractor's representatives and installation technicians, rendering any service on or to the Leased Premises for Lessee, to Lessor for Lessor's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Office Building including installation of telephones, telegraph equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceiling, equipment or any other physical portion of the Office Building.

4. No Lessee shall at any time occupy any part of the Office Building as sleeping or lodging quarters.

5. Lessee shall not place, install or operate on the Leased Premises or any part of Office Building, any engine, stove or machinery, or conduct mechanical operations or cook thereon or therein, or place or use on or about the Leased Premises any explosives, gasoline, kerosene, oil, acids, caustics, or any inflammable, explosive, or hazardous material without written consent of Lessor. Microwave ovens, refrigerators and coffee makers for Lessee's own use and installed in Lessee's Office space are exceptions to these conditions.

6. Lessee shall exercise caution in the protection of personal property located within the Office Space from loss or damage by keeping doors to unattended areas locked. Lessor shall not be responsible to the Lessee, its agents, employees or invitees for any losses of money, jewelry or other personnel property from the Office Space or public areas or for any damages to any

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
        property therein from any cause whatsoever whether such loss or damage occurs when an area is locked against entry or not. Lessee shall report any thefts or losses to the Building Manager and security personnel as soon as reasonably possible after discovery and shall also notify the Building Manager and security personnel of the presence of any persons whose conduct is suspicious or causes a disturbance.

7. No birds, fowl, fish, reptiles or animals shall be brought into or kept in or about the Office Building.

8. Employees of Lessor shall not receive or carry messages for or to any Lessee or other person, nor contract with or render free or paid services to any Lessee or Lessee's agents, employees or invitees.

9. Lessor will not permit entrance to Lessee's Office Space by use of pass key controlled by Lessor, to any person at any time without permission by Lessee, except Lessor's employees, contractors, or service personnel.

10. None of the entries, passages, doors, elevators, hallways, stairways, or other common areas shall be blocked or obstructed, or any rubbish, litter, trash or material of any nature placed, emptied or thrown into the Common Areas, or such areas be used at any time except for access or egress by Lessee, Lessee's agent, employees or invitees.

11. During move-in, and at other times when receiving large items on the Office Building, Lessee shall give Lessor at least one day's notice to provide time to equip elevators, and office building walls and floors with protective covering as necessary. Only the freight elevator will be used for move-in or move-out, and all hand cart/dolly traffic. Further, Lessee will insure that delivery personnel make deliveries through the west emergency exit, and that they use all caution necessary to prevent any damage to the Office Building structure and furnishings. Lessee shall be responsible for any damages resulting from its own or its employee's, agent's, or invitee's activities on the Property, and may be billed for any repairs required as a result of such damage.

12. Lessor will provide outside waste containers available to Lessee for the disposal of waste too large to deposit in Office Space containers. Lessee may use the outside containers, but must ensure that waste is deposited only in the containers provided, and that the area around the Office Space and the waste containers is kept in a neat, orderly condition. Packing cartons, large boxes or other items must be broken down before depositing so as to fit in the hopper.

13. Planters are not waste containers. Waste paper, smoking materials, drink or food remains, or any other refuse must not be deposited in any area or container designed or used for growing plants in the Office Building's Common Areas either inside or outside.

14. The water closets and other water fixtures shall not be used for any purpose other than that for which they were constructed, and any damage resulting to them from misuse, or the defacing or injury of any part of the Office Building shall be borne by the person who shall occasion it. No person shall waste water by interfering with the faucets or otherwise. Lessee shall bear the cost of any repairs which may from time to time be required to plumbing into the Lessee's Leased Premises, such responsibility to include all pipes and fixtures from the point at which they depart the office building's Common Areas either inside or outside.


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


15. No person shall disturb the occupants of the Office Building by the use of any musical instruments, the making of unseemly noises, or any unreasonable use.

16. Nothing shall be thrown from the top of the Office Building, or down the stairways, corridors, or from balconies.

17. Uninvited soliciting is prohibited on the Property. Any Lessee annoyed by uninvited solicitors should report them to the Building Manager.

18. Lessee, its employees, agents, customers, guests and invitees shall have access to the parking facilities as may be provided by Lessor, to the extent available, but not so as to unreasonably interfere with the similar parking rights of other tenants in the Office Building; parking rights, if any, of Lessee pursuant to the terms and conditions of this Lease are subject to the parking rules and to the rights and interests of municipal and other governmental agencies and authorities as with respect thereto and the exercise of any such right or authority by any such party shall in no event be or constitute a default of any of the terms hereof.

19. Lessor shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the Office Building. Safes or other heavy objects shall, if considered necessary by Lessor, stand on supports of such thickness as is necessary to properly distribute the weight, with the cost thereof being borne by Lessee. Lessor will not be responsible for loss or damage done to the Office Building by moving or maintaining any such safe or other property and all such damage shall be repaired at the expense of Lessee.

20. Unauthorized storage or abandonment of vehicles or equipment in or about the Property is prohibited Lessor has the right to enforce this restriction by removal and storage of same and such cost of storage and removal shall be borne by Lessee.

21. Lessor reserves the right to approve all vending machines or any other machines and all concessionaires, vending machines operators or other distributors of cold drinks, coffee, food or other concessions, water, towels or newspapers.

22. Lessor reserves the right, at any time, to grant to anyone the exclusive right to conduct any business or render any service in the Office Building.

23. Glass that reflects or admits light into passageways or into any place in the Office Building or Leased Premises shall not be covered or obstructed by Lessee. Lessor shall designate Building Standard window coverings.

24. Lessor reserves the right to erect, use and maintain pipes, ducts, wiring and conduits, and appurtenances thereto in and through the Leased Premises at reasonable locations.

25. Lessee and Lessee's agents, employees, family, licensees, invitees, visitors and contractors shall comply with all federal, state and local laws relating to occupancy or use of the Office Space, the Leased Premises and the Property, including but not limited to, the observance of designated non-smoking areas.

It is the Lessor's desire to maintain in the Office Building the highest standard of dignity and good taste consistent with comfort and convenience for Lessee. Any action or condition not meeting this high


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


standard should be reported directly to Lessor. Your cooperation will be mutually beneficial and sincerely appreciated. Lessor reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be needful, for the safety, care and cleanliness of the Property, and for the preservation of good order therein.

                                   EXHIBIT G

          This form is not to be executed at time of lease execution.
                              ESTOPPEL CERTIFICATE
                         (see paragraph 30.1 of lease)


The purpose of this certificate is to confirm the current status of matters relating to the lease described below. It is for the benefit of the owner or prospective purchaser or mortgagee of the building in which the leased premises are located.

1. The undersigned is the Lessee under a lease between________________ ______________, as Lessor, and _______________________________________________
_______, as Lessee, dated ________________________ on leased premises locally known as the _____________________________ building and located at 100 N.E.
Loop 410 in San Antonio, Texas. A copy of the fully executed lease and any amendments or modifications thereto are attached. There are no other modifications or amendments to the above described lease. The dates of any amendments or modifications are: (put "none" if inapplicable) _______________.

2. There are no unfulfilled written or verbal promises, representations, or warranties by Lessor.

3.      There are no subleases of the leased premises or any portions thereof.

4. The lease (together with any amendments or modifications referred to above) is in good standing and in full force and effect. Lessor is not in default. Lessee agrees to give notice of any Lessor default to any purchaser or lender making written requests to Lessee for same.

5. Except for rents (if any) which may be due under the lease for the current month, there are no rents or other charges which have been prepaid by the undersigned Lessee to Lessor under the lease other than the following:

6. The amount of security deposit currently posted by Lessee with Lessor is $________ in the form of cash.

7. Lessee acknowledges that the space being leased consists of _____ square feet of Rentable Area according to the lease, that the improvements to be constructed by Lessor have been satisfactorily completed, that the lease space has been accepted by Lessee, that Lessee now occupies the lease space, and that the commencement date for the lease term was ______________________.

8. There are no rentals which are due and unpaid. Rentals are fully paid (if required by the lease) through the last day of the month in which this estoppel certificate has been executed.

9. There are no known offsets or credits against rentals except as expressly provided by the terms of the lease. There is no known right of rescission and no known defense to Lessee's future obligations to pay the specified rentals at the times and in accordance with the lease terms. Lessee has not received any concession (rental or otherwise) or similar compensation not expressed in the lease which is presently in effect.

10. Lessee has no options or rights of refusal regarding the leased premises or additional rental space other than as set out in the lease.

11. Lessee has not: (a) made a general assignment for the benefit of creditors; and (b) commenced any case, proceeding or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (c) had any involuntary case, proceeding, or other action commenced against it which seeks to have an order for relief entered against it, as debtor, or seeks reorganization, arrangement, adjustment, adjustment, liquidation, dissolution, or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors; or (d) concealed, removed, or permitted to be concealed or removed, any part of its property, with intent to hinder, delay, or defraud its creditors or any of them, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law; or made any transfer of its property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid; or (e) had a trustee, receiver, custodian or other similar official appointed for or take possession of all or any part of its property or had any court take jurisdiction of any other of its property.

12. Lessee agrees to furnish Lessor with estoppel letters on this form within 10 days (stating the then-current facts) after written request by Lessor or subsequent owners of the building.

13. Lessee acknowledges that, upon 10 days' prior written request of Lessor's mortgagee at any time after foreclosure proceedings or a deed in lieu of foreclosure, Lessee shall attorn to the mortgage or foreclosure purchaser by recognizing such new owner as Lessor under the lease provided that such purchaser shall recognize the rights of Lessee under the lease as long as tenant is not in default. The agreement of Lessee to attorn shall survive any foreclosure sale or deed in lieu of foreclosure. Lessee shall, upon 10 days' written notice from Lessor's mortgagee anytime before or after foreclosure sale, execute, acknowledge, and deliver to Lessor's mortgagee all instruments and certificates that in the reasonable judgment of Lessor's mortgagee may be necessary or proper to confirm such attornment.

14. Lessee acknowledges that this estoppel certificate and the statements therein may be conclusively relied upon by Lessor and by any prospective purchaser or lien holder of the leased premises.

15. The form of this estoppel certificate may vary, depending on lender or purchaser requirements. It is agreed that this certificate may be modified to conform to reasonable requests by lenders or purchasers.


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
16. This agreement shall be binding upon and shall inure to the benefit of the Lessor, any present or future mortgage, any prospective buyer or master Lessee of the property, and their successors and assigns.

Dated this ______________ day of __________, 19___.

                                        LESSEE



                                        By:____________________________
                                                     Signature


                                        _______________________________
                                           Printed name of signatory



                                        Title:________________________

                                   EXHIBIT I
                      CERTIFICATE OF CORPORATE RESOLUTION
                         AUTHORIZING LEASE OR GUARANTY
                    (see paragraphs 37.1 and 39.1 of lease)

The undersigned, as secretary of the corporation named below, certifies that at a meeting of the board of directors of the corporation, duly called and held on the ____ day of ____________, 19___, at which a quorum of the directors were present and acting throughout, the following resolutions were unanimously adopted and are still in force and effect:

RESOLVED that the president or any vice president of the corporation shall be authorized to execute a lease for office space on behalf of the corporation and/or to guarantee performance of a lease for office space, described below:

        Date of lease:
        Lessor:                 Diamond Shamrock Leasing, Inc.
        Lessee:                 Medical Science Systems, Incorporated
        Guarantor, if any
        (not Lessee's name):    None
        Building name:          One International Centre
        Suite No.:              1350
        Building address:       100 N.E. Loop 410
                                San Antonio, Texas 78216-4742

RESOLVED FURTHER, that the president or any vice president is authorized on behalf of the Corporation to execute and deliver to the Lessor all instruments reasonably necessary for the lease. Lessor is entitled to rely upon the above resolutions until the board of directors of the corporation revokes or alters same in written form, certified by the secretary of the corporation, and delivers same, certified mail, return receipt requested, to the Lessor. The corporation is duly organized and is in good standing under the laws of the State of Texas. The undersigned further certifies that on the meeting date referred to above, the names and respective titles of the officers of the corporation were as follows:

WITNESS MY HAND this 18th day of October, 1995

                                        Medical Science Systems, Incorporated
                                        -------------------------------------
                                        Typed name of corporation


                                        /s/  PAUL J. WHITE
                                        -------------------------------------
                                        Signature of secretary of corporation


                                        /s/  PAUL J. WHITE
                                        -------------------------------------
                                        Printed name of secretary

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
STATE OF CALIFORNIA             )
                                )
COUNTY OF ORANGE                )

This instrument was acknowledged before me on October 18, 1995 by Paul J. White on behalf of the above stated LESSOR and in the above stated capacity.



                                      /s/ DEVON D. GRANT
                                      -----------------------------------------
                                      Notary Public for the State of California
                                      Printed name of notary: Devon D. Grant
                                      My commission expires: August 25, 1999


        [SEAL]



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
                                   EXHIBIT J
                                 RIGHT TO RENEW

Provided Lessee is not in default, Lessor shall grant Lessor an option to renew this Lease for an additional period of three (3) years. Lessee shall provide Lessor with not less than one hundred twenty (120) days' prior written notice of its intentions to renew. Rental rate shall be based on the rental rate currently being charged by One International Centre to other tenants. All other terms and conditions shall remain the same.



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